Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2008		2007			Percent
		Percent			Percent	Increase
	Amount	to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 15,921	100.0	$ 14,970		100.0	6.4
Cost of products sold	4,774	30.0	4,274		28.5	11.7
Selling, marketing and administrative expenses	5,195	32.6	4,899		32.7	6.0
Research expense	1,861	11.7	1,834		12.3	1.5
Restructuring	-	-	745		5.0
Interest (income)expense, net	25	0.2	(52)		(0.3)
Other (income)expense, net	(224)	(1.4)	2		-
Earnings before provision for taxes on income	4,290	26.9	3,268		21.8	31.3
Provision for taxes on income	980	6.1	720		4.8	36.1
Net earnings	$ 3,310	20.8	$ 2,548		17.0	29.9

Net earnings per share (Diluted)	$ 1.17		$ 0.88			33.0

Average shares outstanding (Diluted)	2,831.3		2,912.9

Effective tax rate	22.8%		22.0%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 4,290	26.9	$ 4,013	(1)	26.8	6.9
Net earnings	$ 3,310	20.8	$ 3,076	(1)	20.5	7.6
Net earnings per share (Diluted)	$ 1.17		$ 1.06	(1)		10.4
Effective tax rate	22.8%		23.3%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of the restructuring expense of $745 million, $528 million and $0.18 per share, respectively.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2008			2007			Percent
			Percent			Percent	Increase
	Amount		to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 48,565		100.0	$ 45,138		100.0	7.6
Cost of products sold	14,139		29.1	13,017		28.8	8.6
Selling, marketing and administrative expenses	15,825		32.6	14,730		32.6	7.4
Research expense	5,469		11.3	5,352		11.9	2.2
In-process research & development	40		0.1	807		1.8
Restructuring	-		-	745		1.7
Interest (income)expense, net	57		0.1	(121)		(0.3)
Other (income)expense, net	(377)		(0.8)	(343)		(0.8)
Earnings before provision for taxes on income	13,412		27.6	10,951		24.3	22.5
Provision for taxes on income	3,177		6.5	2,749		6.1	15.6
Net earnings	$ 10,235		21.1	$ 8,202		18.2	24.8

Net earnings per share (Diluted)	$ 3.60			$ 2.81			28.1

Average shares outstanding (Diluted)	2,847.8			2,919.3

Effective tax rate	23.7%			25.1%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 13,452	(1)	27.7	$ 12,503	(2)	27.7	7.6
Net earnings	$ 10,275	(1)	21.2	$ 9,537	(2)	21.1	7.7
Net earnings per share (Diluted)	$ 3.61	(1)		$ 3.27	(2)		10.4
Effective tax rate	23.6%			23.7%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income and net earnings and net earnings per share (diluted) is IPR&D of $40 million with no tax benefit and $0.01 per share, respectively.

(2) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of IPR&D of $807 million with no tax benefit and $0.28 per share, respectively, and the exclusion of the restructuring expense of $745 million, $528 million and $0.18 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development activities (including IPR&D at acquisition or upon attainment of milestones and any extraordinary expenses), strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets.  Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2008	2007	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,769	1,591	11.2%	11.2	-
International	2,330	2,032	14.7	8.1	6.6
	4,099	3,623	13.1	9.4	3.7

Pharmaceutical
U.S.	3,538	3,765	(6.0)	(6.0)	-
International	2,575	2,334	10.3	3.3	7.0
	6,113	6,099	0.2	(2.5)	2.7

Med Devices & Diagnostics
U.S.	2,648	2,569	3.1	3.1	-
International	3,061	2,679	14.3	8.0	6.3
	5,709	5,248	8.8	5.6	3.2

U.S.	7,955	7,925	0.4	0.4	-
International	7,966	7,045	13.1	6.5	6.6
Worldwide	$ 15,921	14,970	6.4%	3.3	3.1

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2008	2007	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 5,282	4,782	10.5%	10.5	-
International	6,917	5,901	17.2	7.3	9.9
	12,199	10,683	14.2	8.7	5.5

Pharmaceutical
U.S.	11,401	11,659	(2.2)	(2.2)	-
International	7,481	6,810	9.9	-	9.9
	18,882	18,469	2.2	(1.5)	3.7

Med Devices & Diagnostics
U.S.	7,959	7,772	2.4	2.4	-
International	9,525	8,214	16.0	6.0	10.0
	17,484	15,986	9.4	4.3	5.1

U.S.	24,642	24,213	1.8	1.8	-
International	23,923	20,925	14.3	4.3	10.0
Worldwide	$ 48,565	45,138	7.6%	3.0	4.6

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2008	2007	Total	Operations	Currency
Sales to customers by
geographic area
U.S.	$ 7,955	7,925	0.4%	0.4	-

Europe	4,076	3,765	8.3	1.0	7.3
Western Hemisphere excluding U.S.	1,461	1,195	22.3	15.3	7.0
Asia-Pacific, Africa	2,429	2,085	16.5	11.3	5.2
International	7,966	7,045	13.1	6.5	6.6

Worldwide	$ 15,921	14,970	6.4%	3.3	3.1

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2008	2007	Total	Operations	Currency
Sales to customers by
geographic area
U.S.	$ 24,642	24,213	1.8%	1.8	-

Europe	12,931	11,485	12.6	1.4	11.2
Western Hemisphere excluding U.S.	3,986	3,372	18.2	8.4	9.8
Asia-Pacific, Africa	7,006	6,068	15.5	7.8	7.7
International	23,923	20,925	14.3	4.3	10.0

Worldwide	$ 48,565	45,138	7.6%	3.0	4.6

REPORTED SALES vs. PRIOR PERIOD
$MM
	THIRD QUARTER
			% Change
PHARMACEUTICAL SEGMENT (2) (3)	2008	2007	Reported	Operational (1)	Currency

ACIPHEX/PARIET
US	130	159	(18.2%)	(18.2%)	-
Intl	152	179	(15.1%)	(19.6%)	4.5%
WW	282	338	(16.6%)	(19.0%)	2.4%

CONCERTA
US	190	177	7.3%	7.3%	-
Intl	208	54	285.2%	260.0%	25.2%
WW	398	231	72.3%	66.4%	5.9%

DURAGESIC/FENTANYL TRANSDERMAL
US	54	107	(49.5%)	(49.5%)	-
Intl	205	202	1.5%	(5.4%)	6.9%
WW	259	309	(16.2%)	(20.7%)	4.5%

LEVAQUIN/FLOXIN
US	313	352	(11.1%)	(11.1%)	-
Intl	20	19	5.3%	1.4%	3.9%
WW	333	371	(10.2%)	(10.4%)	0.2%

PROCRIT/EXPREX
US	334	380	(12.1%)	(12.1%)	-
Intl	285	302	(5.6%)	(11.8%)	6.2%
WW	619	682	(9.2%)	(11.9%)	2.7%

RAZADYNE/REMINYL
US	31	43	(27.9%)	(27.9%)	-
Intl	107	87	23.0%	14.9%	8.1%
WW	138	130	6.2%	0.7%	5.5%

REMICADE
US	778	648	20.1%	20.1%	-
US Exports (4)	198	171	15.8%	15.8%	-
Intl	2	-	100.0%	100.0%	-
WW	978	819	19.4%	19.4%	-

RISPERDAL/RISPERIDONE
US	122	530	(77.0%)	(77.0%)	-
Intl	198	301	(34.2%)	(38.4%)	4.2%
WW	320	831	(61.5%)	(63.0%)	1.5%

RISPERDAL CONSTA
US	118	111	6.3%	6.3%	-
Intl	220	183	20.2%	11.9%	8.3%
WW	338	294	15.0%	9.8%	5.2%

TOPAMAX
US	606	498	21.7%	21.7%	-
Intl	122	115	6.1%	(0.3%)	6.4%
WW	728	613	18.8%	17.6%	1.2%

VELCADE
US	1	2	(50.0%)	(50.0%)	-
Intl	189	128	47.7%	38.3%	9.4%
WW	190	130	46.2%	36.9%	9.3%

OTHER
US	663	587	12.9%	12.9%	-
Intl	867	764	13.5%	4.8%	8.7%
WW	1,530	1,351	13.2%	8.3%	4.9%

TOTAL PHARMACEUTICAL
US	3,538	3,765	(6.0%)	(6.0%)	-
Intl	2,575	2,334	10.3%	3.3%	7.0%
WW	6,113	6,099	0.2%	(2.5%)	2.7%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) For external purposes, reported as U.S. sales

REPORTED SALES vs. PRIOR PERIOD
$MM

	THIRD QUARTER
			% Change
	2008	2007	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CORDIS (4)
US	277	373	(25.7%)	(25.7%)	-
Intl	449	404	11.1%	4.2%	6.9%
WW	726	777	(6.6%)	(10.2%)	3.6%

DEPUY
US	680	636	6.9%	6.9%	-
Intl	515	450	14.4%	9.6%	4.8%
WW	1,195	1,086	10.0%	8.0%	2.0%

DIABETES CARE
US	349	321	8.7%	8.7%	-
Intl	318	264	20.5%	12.3%	8.2%
WW	667	585	14.0%	10.3%	3.7%

ETHICON (5)
US	372	350	6.3%	6.3%	-
Intl	585	531	10.2%	4.5%	5.7%
WW	957	881	8.6%	5.2%	3.4%

ETHICON ENDO-SURGERY
US	473	440	7.5%	7.5%	-
Intl	569	482	18.0%	11.4%	6.6%
WW	1,042	922	13.0%	9.5%	3.5%

ORTHO-CLINICAL DIAGNOSTICS (5)
US	261	235	11.1%	11.1%	-
Intl	209	185	13.0%	6.4%	6.6%
WW	470	420	11.9%	9.0%	2.9%

VISION CARE
US	236	214	10.3%	10.3%	-
Intl	416	363	14.6%	8.3%	6.3%
WW	652	577	13.0%	9.0%	4.0%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,648	2,569	3.1%	3.1%	-
Intl	3,061	2,679	14.3%	8.0%	6.3%
WW	5,709	5,248	8.8%	5.6%	3.2%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) Includes sales of Drug-Eluting Stents for Q3 2008 of $97, $192 and $289 million Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for Q3 2007 of $184, $193 and $377 million Domestic, International and Worldwide respectively
(5) Prior year amounts include sales previously reported as "other".

REPORTED SALES vs. PRIOR PERIOD
$MM

	THIRD QUARTER
			% Change
	2008	2007	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	358	311	15.1%	15.1%	-
Intl	500	426	17.4%	9.7%	7.7%
WW	858	737	16.4%	12.0%	4.4%

BABY CARE
US	114	113	0.9%	0.9%	-
Intl	472	398	18.6%	11.7%	6.9%
WW	586	511	14.7%	9.4%	5.3%

ORAL CARE
US	204	211	(3.3%)	(3.3%)	-
Intl	230	185	24.3%	18.1%	6.2%
WW	434	396	9.6%	6.7%	2.9%

OTC/NUTRITIONALS
US	778	653	19.1%	19.1%	-
Intl	661	611	8.2%	2.9%	5.3%
WW	1,439	1,264	13.8%	11.3%	2.5%

WOMEN'S HEALTH
US	164	149	10.1%	10.1%	-
Intl	346	312	10.9%	3.3%	7.6%
WW	510	461	10.6%	5.5%	5.1%

WOUND CARE / OTHER
US	151	154	(1.9%)	(1.9%)	-
Intl	121	100	21.0%	13.6%	7.4%
WW	272	254	7.1%	4.2%	2.9%

TOTAL CONSUMER
US	1,769	1,591	11.2%	11.2%	-
Intl	2,330	2,032	14.7%	8.1%	6.6%
WW	4,099	3,623	13.1%	9.4%	3.7%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)

REPORTED SALES vs. PRIOR PERIOD
$MM
	NINE MONTHS
			% Change
PHARMACEUTICAL SEGMENT (2) (3)	2008	2007	Reported	Operational (1)	Currency

ACIPHEX/PARIET
US	399	479	(16.7%)	(16.7%)	-
Intl	485	531	(8.7%)	(17.0%)	8.3%
WW	884	1,010	(12.5%)	(16.9%)	4.4%

CONCERTA
US	622	576	8.0%	8.0%	-
Intl	345	163	111.7%	95.3%	16.4%
WW	967	739	30.9%	27.3%	3.6%

DURAGESIC/FENTANYL TRANSDERMAL
US	199	319	(37.6%)	(37.6%)	-
Intl	565	581	(2.8%)	(11.9%)	9.1%
WW	764	900	(15.1%)	(21.0%)	5.9%

LEVAQUIN/FLOXIN
US	1,117	1,155	(3.3%)	(3.3%)	-
Intl	63	59	6.8%	1.8%	5.0%
WW	1,180	1,214	(2.8%)	(3.0%)	0.2%

PROCRIT/EXPREX
US	1,014	1,359	(25.4%)	(25.4%)	-
Intl	886	898	(1.3%)	(11.3%)	10.0%
WW	1,900	2,257	(15.8%)	(19.8%)	4.0%

RAZADYNE/REMINYL
US	123	145	(15.2%)	(15.2%)	-
Intl	316	245	29.0%	16.1%	12.9%
WW	439	390	12.6%	4.5%	8.1%

REMICADE
US	2,138	1,873	14.1%	14.1%	-
US Exports (4)	718	546	31.5%	31.5%	-
Intl	6	-	100.0%	100.0%	-
WW	2,862	2,419	18.3%	18.3%	-

RISPERDAL/RISPERIDONE
US	1,196	1,629	(26.6%)	(26.6%)	-
Intl	645	917	(29.7%)	(36.2%)	6.5%
WW	1,841	2,546	(27.7%)	(30.0%)	2.3%

RISPERDAL CONSTA
US	339	314	8.0%	8.0%	-
Intl	651	519	25.4%	13.2%	12.2%
WW	990	833	18.8%	11.2%	7.6%

TOPAMAX
US	1,674	1,471	13.8%	13.8%	-
Intl	377	330	14.2%	4.2%	10.0%
WW	2,051	1,801	13.9%	12.1%	1.8%

VELCADE
US	4	5	(20.0%)	(20.0%)	-
Intl	575	364	58.0%	44.8%	13.2%
WW	579	369	56.9%	43.9%	13.0%

OTHER
US	1,858	1,788	3.9%	3.9%	-
Intl	2,567	2,203	16.5%	4.1%	12.4%
WW	4,425	3,991	10.9%	4.1%	6.8%

TOTAL PHARMACEUTICAL
US	11,401	11,659	(2.2%)	(2.2%)	-
Intl	7,481	6,810	9.9%	-	9.9%
WW	18,882	18,469	2.2%	(1.5%)	3.7%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) For external purposes, reported as U.S. sales

REPORTED SALES vs. PRIOR PERIOD
$MM

	NINE MONTHS
			% Change
	2008	2007	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CORDIS (4)
US	982	1,194	(17.8%)	(17.8%)	-
Intl	1,431	1,363	5.0%	(4.6%)	9.6%
WW	2,413	2,557	(5.6%)	(10.7%)	5.1%

DEPUY
US	2,076	1,977	5.0%	5.0%	-
Intl	1,661	1,401	18.6%	9.1%	9.5%
WW	3,737	3,378	10.6%	6.7%	3.9%

DIABETES CARE
US	990	923	7.3%	7.3%	-
Intl	966	807	19.7%	8.0%	11.7%
WW	1,956	1,730	13.1%	7.6%	5.5%

ETHICON (5)
US	1,087	1,046	3.9%	3.9%	-
Intl	1,835	1,613	13.8%	4.2%	9.6%
WW	2,922	2,659	9.9%	4.1%	5.8%

ETHICON ENDO-SURGERY
US	1,386	1,311	5.7%	5.7%	-
Intl	1,783	1,459	22.2%	11.3%	10.9%
WW	3,169	2,770	14.4%	8.7%	5.7%

ORTHO-CLINICAL DIAGNOSTICS (5)
US	749	699	7.2%	7.2%	-
Intl	640	550	16.4%	6.0%	10.4%
WW	1,389	1,249	11.2%	6.6%	4.6%

VISION CARE
US	689	622	10.8%	10.8%	-
Intl	1,209	1,021	18.4%	9.0%	9.4%
WW	1,898	1,643	15.5%	9.6%	5.9%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	7,959	7,772	2.4%	2.4%	-
Intl	9,525	8,214	16.0%	6.0%	10.0%
WW	17,484	15,986	9.4%	4.3%	5.1%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) Includes sales of Drug-Eluting Stents for Sept YTD 2008 of $433, $650 and $1,083 million Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for Sept YTD 2007 of $629, $718 and $1,347 million Domestic, International and Worldwide respectively
(5) Prior year amounts include sales previously reported as "other".

REPORTED SALES vs. PRIOR PERIOD
$MM

	NINE MONTHS
			% Change
	2008	2007	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	1,119	1,006	11.2%	11.2%	-
Intl	1,418	1,252	13.3%	3.5%	9.8%
WW	2,537	2,258	12.4%	6.9%	5.5%

BABY CARE
US	340	328	3.7%	3.7%	-
Intl	1,351	1,117	20.9%	11.6%	9.3%
WW	1,691	1,445	17.0%	9.8%	7.2%

ORAL CARE
US	588	600	(2.0%)	(2.0%)	-
Intl	640	509	25.7%	16.3%	9.4%
WW	1,228	1,109	10.7%	6.4%	4.3%

OTC/NUTRITIONALS
US	2,299	1,892	21.5%	21.5%	-
Intl	2,139	1,835	16.6%	6.6%	10.0%
WW	4,438	3,727	19.1%	14.2%	4.9%

WOMEN'S HEALTH
US	470	475	(1.1%)	(1.1%)	-
Intl	1,005	870	15.5%	4.9%	10.6%
WW	1,475	1,345	9.7%	2.9%	6.8%

WOUND CARE / OTHER
US	466	481	(3.1%)	(3.1%)	-
Intl	364	318	14.5%	4.1%	10.4%
WW	830	799	3.9%	(0.3%)	4.2%

TOTAL CONSUMER
US	5,282	4,782	10.5%	10.5%	-
Intl	6,917	5,901	17.2%	7.3%	9.9%
WW	12,199	10,683	14.2%	8.7%	5.5%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)